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                                                                  EXHIBIT 10.30
                                                                 EXECUTION COPY

                        TOTAL RENAL CARE HOLDINGS, INC.

                    THIRD AMENDMENT TO TERM LOAN AGREEMENT
                  AND FIRST AMENDMENT TO SUBSIDIARY GUARANTY

  This THIRD AMENDMENT TO TERM LOAN AGREEMENT AND FIRST AMENDMENT TO SUBSIDIARY GUARANTY (this "AMENDMENT") is dated as of February 17, 1998, and entered into by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof and their respective successors and assigns (the "Lenders", each a "Lender"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK, as collateral agent and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and, for purposes of Sections 2 and 5 hereof, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Term Loan Agreement dated as of October 24, 1997, as amended by that certain First Amendment to Term Loan Agreement dated as of December 1, 1997 and that certain Second Amendment to Term Loan Agreement dated as of January 13, 1998 (as so amended, the "TERM LOAN AGREEMENT"), by and among Borrower, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Term Loan Agreement.

                                   RECITALS

  WHEREAS, Borrower and Lenders desire to amend the Term Loan Agreement to permit Borrower to guaranty, on a subordinated basis, obligations of RTC under the RTC Convertible Subordinated Notes on and after the effectiveness of the RTC Merger Agreement;

  WHEREAS, the Subsidiary Guarantors and the Collateral Agent desire to amend the Subsidiary Guaranty to provide that the obligations thereunder are expressly designated as "Designated Senior Indebtedness," as that term is defined in the RTC Convertible Subordinated Indenture; and

  WHEREAS, subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

  SECTION 1. AMENDMENTS TO THE TERM LOAN AGREEMENT

  1.1 Amendments to Section 4: Representations and Warranties

  Section 4 of the Term Loan Agreement is hereby amended by adding a new
Section 4.22 thereto as follows:

  "4.22 Subordinated Indebtedness

    The subordination provisions of (i) the RTC Convertible Subordinated Indenture, (ii) any Guarantee by the Borrower of the Indebtedness under the RTC Convertible Subordinated Indenture and the RTC Convertible Subordinated Notes, (iii) any Subordinated Indebtedness of the Borrower now existing or hereafter incurred or assumed by the Borrower and (iv) any Guarantee by any Subsidiary of the Borrower of any Subordinated Indebtedness of the Borrower will be enforceable against the holders thereof, and the Loans and all other monetary Obligations hereunder and all monetary obligations under the Subsidiary Guaranty will constitute "Senior Indebtedness' and "Designated Senior Indebtedness' (or any comparable terms) as defined in such provisions."

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  1.2 Amendments to Section 8: Negative Covenants

  A. Section 8.1(b) of the Term Loan Agreement is hereby further amended by
(i) deleting the "and" at the end of clause (xiii) thereof, (ii) relabeling clause (xiv) thereof as clause (xv) and (iii) adding a new clause (xiv) thereto as follows:

    "(xiv) a Guarantee by the Borrower of RTC's obligations under the RTC Convertible Subordinated Notes provided that (a) such Guarantee is subordinated to at least the same extent as the Indebtedness under the RTC Convertible Subordinated Notes is subordinated to the Obligations of RTC under the Subsidiary Guaranty and (b) such Guarantee is otherwise on market terms for guaranties of subordinated debt instruments prevailing at or around the time such Guarantee is entered into; and".

  1.3 Amendments to Section 11: Other Provisions

  Section 11 of the Term Loan Agreement is hereby amended by adding a new
Section 11.20 thereto as follows:

    "11.20 Designation as Designated Senior Indebtedness

    This Agreement, the Subsidiary Guaranty, and all Loans and all other monetary Obligations hereunder and thereunder, are hereby expressly designated as "Designated Senior Indebtedness,' as that term is defined in the RTC Convertible Subordinated Indenture and in any Guarantee thereof."

  SECTION 2. AMENDMENT TO THE SUBSIDIARY GUARANTY

  The Subsidiary Guaranty is hereby amended by adding a new Section 4.15 thereto as follows:

  "4.15 Designation as Designated Senior Indebtedness; Incorporation of
Defaults

    This Guaranty, the Financing Documents, and all monetary obligations hereunder and thereunder, are hereby expressly designated as 'Designated Senior Indebtedness', as that term is defined in the 5 5/8% Indenture. The occurrence of any Default or Event of Default constitutes a default under this Guaranty."

  SECTION 3. CONDITIONS TO EFFECTIVENESS

  Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

  A. Required Lenders (as such term is defined in the Revolving Credit Agreement) shall have entered into an amendment and consent thereto that consents to this Amendment, which amendment and consent shall be in form and substance satisfactory to the Administrative Agent and Syndication Agent, and all conditions to the effectiveness thereof (other than effectiveness hereof) shall have been satisfied or waived.

  B. All fees and expenses incurred by Syndication Agent and its counsel, O'Melveny & Myers LLP, in connection with the preparation, negotiation and closing of this Amendment shall have been paid by Borrower.

  SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

  In order to induce Lenders to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

  A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Term Loan Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

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  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party. The performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Credit Party.

  C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment, and the performance by each Credit Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries.

  D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment, and the performance by each Credit Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM TERM LOAN
AGREEMENT. The representations and warranties contained in Section 4 of the Term Loan Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

  SECTION 5. ACKNOWLEDGEMENT AND CONSENT

  Borrower is a party to the Borrower Pledge Agreement pursuant to which Borrower has pledged certain Collateral to Administrative Agent to secure the Obligations. TRC is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement pursuant to which TRC has (i) guarantied the Obligations and
(ii) pledged certain Collateral to Administrative Agent to secure the Obligations and to secure the obligations of TRC under the Subsidiary Guaranty. TRC West, Inc. is a party to the Subsidiary Guaranty pursuant to which TRC West, Inc. has guarantied the Obligations. Total Renal Care Acquisition Corp. is a party to the Subsidiary Guaranty pursuant to which Total Renal Care Acquisition Corp. has guarantied the Obligations. Borrower, TRC, TRC West, Inc. and Total Renal Care Acquisition Corp. are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan Agreement and this Amendment and consents to the amendment of the Term Loan Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure,

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as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Term Loan Agreement or any other Loan Document to consent to the amendments to the Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Term Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Term Loan Agreement.

  SECTION 6. MISCELLANEOUS

  A. REFERENCE TO AND EFFECT ON THE TERM LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

    (i) On and after the Third Amendment Effective Date, each reference in the Term Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to the "Term Loan Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Amended Agreement.

    (ii) On and after the Third Amendment Effective Date, each reference in the Subsidiary Guaranty to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Guaranty and each reference in the other Loan Documents to the "Subsidiary Guaranty", "thereunder", "thereof" or words of like import referring to the Subsidiary Guaranty shall mean and be a reference to the Subsidiary Guaranty as amended by this Amendment.

    (iii) Except as specifically amended by this Amendment, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    (iv) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Term Loan Agreement or any of the other Loan Documents.

  B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 11.5 of the Term Loan Agreement incurred by Administrative Agent, Syndication Agent, Co-Arrangers, and Special Counsel, with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

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  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Required Lenders, Administrative Agent, and each of the Credit Support Parties and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                 [Remainder of page intentionally left blank]

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  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                                 TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________
                                          Title: ______________________________

CREDIT SUPPORT PARTIES:                   TOTAL RENAL CARE, INC., (for
                                           purposes of Sections 2 and 5 only)
                                           as a Credit Support Party

                                          By: _________________________________
                                          Title: ______________________________

                                          TRC WEST, INC., (for purposes of
                                           Sections 2 and 5 only) as a Credit
                                           Support Party

                                          By: _________________________________
                                          Title: ______________________________

                                          TOTAL RENAL CARE ACQUISITION CORP.,
                                           (for purposes of Sections 2 and 5
                                           only) as a Credit Support Party

                                          By: _________________________________
                                          Title: ______________________________

AGENTS:                                   THE BANK OF NEW YORK, Individually
                                           as Administrative Agent, and
                                           Collateral Agent

                                          By: _________________________________
                                          Title: ______________________________

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                                          DLJ CAPITAL FUNDING, INC.,
                                           Individually and as Syndication
                                           Agent

                                          By: _________________________________
                                          Title: ______________________________

LENDERS:                                  BDC FINANCE, LLC

                                          By: _________________________________
                                          Title: ______________________________

                                          CITIBANK, N.A.

                                          By: _________________________________
                                          Title: ______________________________

                                          CONTINENTAL ASSURANCE COMPANY
                                           Separate Account (E)

                                          By: TCW Asset Management Company, as
                                             Attorney-In-Fact, as Assignee

                                          By: _________________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Title: ______________________________

                                          DEBT STRATEGIES FUND, INC.

                                          By: _________________________________
                                          Title: ______________________________

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                                          DEEPROCK & COMPANY

                                          By: Eaton Vance Management as
                                             Investment Advisor

                                          By: _________________________________
                                          Title: ______________________________

                                          FRANKLIN FLOATING RATE TRUST

                                          By: _________________________________
                                          Title: ______________________________

                                          KZH HOLDING CORPORATION III

                                          By: _________________________________
                                          Title: ______________________________

                                          KZH--CRESCENT CORPORATION

                                          By: _________________________________
                                          Title: ______________________________

                                          KZH--SOLEIL CORPORATION

                                          By: _________________________________
                                          Title: ______________________________

                                          LEHMAN COMMERCIAL PAPER INC.

                                          By: _________________________________
                                          Title: ______________________________

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                                          MERRILL LYNCH SENIOR FLOATING RATE
                                           FUND, INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          MORGAN STANLEY SENIOR FUNDING, INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          OCTAGON CREDIT INVESTORS LOAN
                                           PORTFOLIO (a unit of The Chase
                                           Manhattan Bank)

                                          By: _________________________________
                                          Title: ______________________________

                                          ORIX USA CORP.

                                          By: _________________________________
                                          Title: ______________________________

                                          PARIBAS CAPITAL FUNDING LLC

                                          By: _________________________________
                                          Title: ______________________________

                                          PILGRIM AMERICA PRIME RATE TRUST

                                          By: _________________________________
                                          Title: ______________________________

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                                          SENIOR DEBT PORTFOLIO

                                          By: Boston Management and Research,
                                             as Investment Advisor

                                          By: _________________________________
                                          Title: ______________________________

                                          SENIOR HIGH INCOME PORTFOLIO, INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          T. ROWE PRICE HIGH YIELD FUND INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                           RATE INCOME TRUST

                                          By: _________________________________
                                          Title: ______________________________

                                          MERRILL LYNCH PRIME RATE PORTFOLIO

                                          By: Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor

                                          By: _________________________________
                                          Title: ______________________________


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